Exhibit 1

Joint Filing Agreement

We, the signatories of the statement on schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

KKR MILLENNIUM FUND L.P

By:	KKR Associates Millennium
L.P., its general partner

By:	KKR Millennium GP LLC,
its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR ASSOCIATES MILLENNIUM L.P.

By:	KKR Millennium GP LLC,
its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR MILLENNIUM GP LLC

By:	*
	Name:	Henry Kravis
	Title:	Member

KKR 1996 FUND L.P.

By:	KKR Associates 1996 L.P., its general partner

By:	KKR 1996 GP LLC, its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR ASSOCIATES 1996 L.P

By:	KKR 1996 GP LLC, its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR 1996 GP LLC

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR PARTNERS II, L.P.

By:	KKR Associates (Strata) L.P., its general partner

By:	Strata L.L.C., its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR ASSOCIATES (STRATA) L.P.

By:	Strata L.L.C., its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

STRATA L.L.C.

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR ASSOCIATES, L.P.

By:	*
	Name:	Henry R. Kravis
	Title:	General Partner

KKR PARTNERS III, L.P. (Series F)

By:	KKR III GP L.L.C., its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR III GP L.L.C.

By:	*
	Name:	Henry R. Kravis
	Title:	Member

KKR EUROPEAN FUND, LIMITED PARTNERSHIP

By:	KKR Associates Europe, Limited Partnership, its general partner

By:	KKR Europe Limited, its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Director

KKR ASSOCIATES EUROPE, LIMITED PARTNERSHIP

By:	KKR Europe Limited, its general partner

By:	*
	Name:	Henry R. Kravis
	Title:	Director

KKR EUROPE LIMITED

By:	*
	Name:	Henry R. Kravis
	Title:	Director

*By:	/s/ William J. Janetschek

William J. Janetschek, by power of attorney for all Reporting Persons

February 14, 2006